Supplement dated March 7, 2000 to the following prospectuses:

Minnesota Life Variable Life Account, dated May 3, 1999
Variable Annuity Account, dated May 3, 1999
Group Variable Annuity Account, dated May 3, 1999

Effective March 7, 2000 the Advantus Series Fund, Inc. - Small Company Growth Portfolio shall be sub-advised by Credit Suisse Asset Management LLC and the Advantus Series Fund, Inc. - Small Company Value Portfolio shall be sub-advised by State Street Research & Management Company.


Supplement dated March 7, 2000 to the Advantus Series Fund, Inc. prospectus dated May 3, 1999:

The section captioned "Investing in the Fund - Managing the Portfolios" on page 56 of the Prospectus is supplemented as follows:

The investment sub-adviser of the Small Company Growth Portfolio is Credit Suisse Asset Management LLC (CSAM), 153 East 53rd Street, One Citicorp Center, New York, New York 10022. CSAM provides investment advice and generally conducts the investment management program for the Small Company Growth Portfolio.

The investment sub-adviser of the Small Company Value Portfolio is State Street Research & Management Company (State Street Research), One Financial Center, Boston, Massachusetts 02111. State Street Research provides investment advice and generally conducts the investment management program for the Small Company Value Portfolio.


                 Portfolio Manager Primary Portfolio   Business Experience During
Portfolio        and Title         Manager Since       Past Five Years
Small Company    Stephen J. Lurito March 7, 2000       Managing Director and Portfolio
Growth           Co-Portfolio                          Manager, CSAM
                 Manager

                 Sammy Oh          March 7, 2000       Portfolio Manager, CSAM, from
                 Co-Portfolio Manager                  1997; previous Vice President
                                                       of Bessemar Trust, 1995 to
                                                       1996; Vice President of
                                                       Fostmann-Leff, 1993 to 1995

Small Company    Rudolph K. Kluiber March 7, 2000      Senior Vice President, State
Value            Portfolio Manager                     Street Research, since 1989

The section entitled "Investing in the Fund - Advisory Fees" on page 59 of the Prospectus is supplemented as follows:

                                                 Advisory Fee
                                         (as a percentage of average)
         Portfolio                            daily net assets)
         Small Company Growth Portfolio             0.75%1
         Small Company Value Portfolio              0.75%2

1    Advantus Capital uses a portion of these fees to pay
     CSAM an annual sub-advisers fee equal to 0.65% of total assets between $0 and $500 million; 0.60% of total assets between $500 million and $1 billion; 0.50% of total assets between $1 billion and $2 billion;
     and 0.45% of total assets exceeding $2 billion.
     The term "assets" includes all assets advised or sub-advised by CSAM for Advantus Capital or its affiliates, in addition to the assets of the Portfolio. The fee rate is applied to all assets back to the first dollar in the Portfolio.

2 Advantus Capital uses a portion of these fees to pay State Street Research an annual sub-advisers fee equal to 0.65%
     on the first $500 million of assets; 0.60%
     on the next $500 million of assets; and 0.50% of assets in excess of $1 billion.
     The term "assets" includes all 'small
     company value' assets sub-advised by State
     Street Research for Advantus Capital or its affiliates, in addition to the assets of the Portfolio.


Investors should retain this supplement for future reference.

F. 54668 3-2000